INVESTMENT AND MORTGAGE-BACKED SECURITIES - Amortized cost of investment securities by contractual maturity (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Investments, Debt and Equity Securities [Abstract]
Less than one year		$ 145,210
One to five years	33,882	28,198
Five to ten years	41,376	11,175
More than ten years	87,840	10,701
Amortized cost excluding corporate securities	163,098	195,284
Corporate securities	1,920
Amortized cost, total	$ 165,018	$ 195,284